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                                                                EXHIBIT (23)-1





                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 26, 1994, which appears on page 63 of Wisconsin Energy Corporation's Annual Report on Form 10-K for the year ended December 31, 1993. We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/Price Waterhouse LLP
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PRICE WATERHOUSE LLP

Milwaukee, Wisconsin
February 17, 1995